UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-26224              51-0317849
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                             Identification No.)



                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On October 30, 2006, Integra LifeSciences Holdings Corporation (the "Company") entered into amendments to the agreements governing the restricted unit grants made in 2000 and 2004 to Stuart Essig, the Company's President and Chief Executive Officer. These amendments were entered into as a result of the enactment of Section 409A to the Internal Revenue Code of 1986, as amended, and the proposed regulations thereunder.

2000 Grant Amendment

The following is a summary of the material changes to the Amendment 2006-1, dated as of October 30, 2006 (the "2000 Grant Amendment"), to the Stuart M. Essig Restricted Units Agreement dated as of December 22, 2000:

Ability to Defer Delivery: Previously, Mr. Essig had the right to defer the delivery of the 500,000 shares of common stock deliverable on March 4, 2008 until June 30, 2025 on as many occasions as he desired by giving written notice no less than six months prior to the next scheduled delivery date for the shares. Under the 2000 Grant Amendment, Mr. Essig may defer the receipt of the shares to a later date if the election to defer is made at least 12 months prior to the date the shares are scheduled to be delivered, the new delivery date is no sooner than five years from the date the shares were scheduled to be delivered and the new election is irrevocable, but shall not become effective for 12 months after the date the election is made. However, if the election to defer is made by December 31, 2007, the above requirements shall not apply and Mr. Essig may choose any delivery date after December 31, 2007. If the election to defer delivery is made after December 31, 2007, the delivery date may be delayed as many times as Mr. Essig desires, provided that the latest an election may be made is June 30, 2020 and the latest the delivery date can be is June 30, 2025.

Delivery upon a Change in Control: Previously, if a change in control occured, Mr. Essig had the right to elect to receive the delivery of the shares on any date he elected. The 2000 Grant Amendment provides for immediate delivery on a change in control so long as the change in control meets the requirements of
Section 409A(a)(2)(v) of the Internal Revenue Code.

2004 Grant Amendment

The following is a summary of the material changes to the Amendment 2006-1, dated as of October 30, 2006 (the "2004 Grant Amendment"), to the Stuart M. Essig Contract Stock/Restricted Units Agreement dated as of July 27, 2004:

Date of Delivery: Previously, the 750,000 shares of common stock underlying the restricted units granted in 2004 was to be delivered on the first business day following the date Mr. Essig's employment terminated, unless the shares were previously delivered upon a change in control of Integra or certain tax events under the agreement. In addition, if Mr. Essig was terminated for cause prior to December 31, 2009, the shares would have been distributed in January 2017. The 2004 Grant Amendment provides that the shares shall be paid out as soon as administratively practicable on or after the first business day that occurs immediately following the 6-month period after the date of Mr. Essig's separation from service from Integra.

Ability to Defer Delivery: Mr. Essig previously had a one-time opportunity to make an election to further defer the delivery of the shares if the new delivery date was not beyond June 20, 2029, the election was made at least 12 months prior to the distribution date and the new delivery date was no sooner than 5 years from the date the shares were scheduled to be delivered. The 2004 Grant

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Amendment requires that this one-time opportunity to defer must take place before the end of 2007. The 2004 Grant Amendment further provides that the delivery of the shares will be on the later of separation from service or the specified date elected.

Delivery upon a Change in Control: Previously, if a change in control occurred, the timing of the delivery of shares would have been governed by the terms of Mr. Essig's employment agreement, which provides for delivery of the shares on the date of the change in control, unless legislation requires a later delivery. The 2004 Grant Amendment provides for immediate delivery on a change in control if a change in control occurs prior to the termination of Mr. Essig's employment and the date designated by Mr. Essig, if any, pursuant to the preceding paragraph, so long as the change in control meets the requirements of Section 409A(a)(2)(v) of the Internal Revenue Code.

Copies of the 2000 Grant Amendment and the 2000 Grant Amendment are attached as
Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On October 30, 2006, the Board of Directors of the Company amended the Company's Amended and Restated By-Laws to change the vote standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision.

The Amended and Restated By-Laws of the Company, as amended on October 30, 2006, are attached as Exhibit 3.1 to this Current Report on Form 8-K.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

3.1 Amended and Restated By-Laws of Integra LifeSciences Holdings Corporation, as amended October 30, 2006

10.1             Amendment 2006-1, dated as of October 30, 2006, to the Stuart
                 M. Essig Restricted Units Agreement dated as of December 22,
                 2000

10.2             Amendment 2006-1, dated as of October 30, 2006, to the Stuart
                 M. Essig Contract Stock/Restricted Units Agreement dated as of July 27, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date: November 3, 2006        By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer







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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

3.1 Amended and Restated By-Laws of Integra LifeSciences Holdings Corporation, as amended October 30, 2006

10.1             Amendment 2006-1, dated as of October 30, 2006, to the Stuart
                 M. Essig Restricted Units Agreement dated as of December 22,
                 2000

10.2             Amendment 2006-1, dated as of October 30, 2006, to the Stuart
                 M. Essig Contract Stock/Restricted Units Agreement dated as of July 27, 2004